SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 13, 2003

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan		48180
(Address of Principal Executive Offices)		(Zip Code)

(313) 274-7400
Registrant’s telephone number, including area code

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

               99 Press Release dated January 13, 2003

     Item 9. Regulation FD Disclosure.

     On January 13, 2003 the Company issued a press release regarding an unsolicited below-market “mini-tender“ offer. A copy of the press release is included as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ Timothy Wadhams
Name: Timothy Wadhams Title: Vice President – Chief Financial Officer
January 17, 2003

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated January 13, 2003